SECURITIES AND EXCHANGE COMMISSION


                          Washington, DC  20549


                               FORM 8-K


                            CURRENT REPORT

                  Pursuant to Section 13 or 15 (d) of the
                    Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):   August 24, 1999



                       AUDIOGENESIS SYSTEMS, INC.
           (Exact name of registrant as specified in charter)



  New Jersey                 000-24991               22-3487471
(State or other             (Commission           (IRS Employer
 jurisdiction               File Number)         Identification No.)
of incorporation)



                         7 Doig Road, Suite 3
                       Wayne, New Jersey   07470
                (Address of principal executive offices)


Registrant's telephone number, including area code      (973) 696-9400

Item 1.  CHANGES IN CONTROL OF REGISTRANT

See Item 5.

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

See Item 5.

Item 5.   OTHER EVENTS

On August 24, 1999, Audiogenesis Systems, Inc. closing was held on the Stock Purchase Agreement and Plan of Reorganization with Allstates Air Cargo, Inc. and its sole shareholder, Joseph M. Guido, whereby Audiogenesis acquired 100% of Allstates Air Cargo, Inc. The consideration paid to Joseph M. Guido was 18,000,000 shares of common stock of Audiogenesis (representing approximately 56.9% of the common stock of Audiogenesis), plus the assumption by Audiogenesis of the obligation of Joseph M. Guido to pay, in installments, $2,560,000 to the estate of a former stockholder of Allstates pursuant to a certain Buy-Sell Agreement.

In furtherance of the said Stock Purchase Agreement, the Chairman of the Board and Secretary of Audiogenesis, Robert R. Guinta, resigned to pursue other business interests, and new officers and directors have been appointed. The officers and directors of Audiogenesis are now as follows:

Name                  Age                 Position
----                  ---                 --------

Joseph M. Guido        64                 Chairman of the Board of Directors
Sam DiGiralomo         55                 President, CEO, Director
Barton C. Theile       52                 Executive Vice President, COO,
                                          Director
Craig D. Stratton      46                 Secretary, Treasurer, CFO
                                          (principal financial officer),
                                          Director

     Joseph M. Guido, the founder of Allstates, served as its President and CEO since 1961. Prior to forming Allstates Air Cargo, Inc., Mr. Guido served as a freight supervisor with American Airlines, and as a sales and station manager for Air Cargo Consolidators.

    Sam DiGiralomo, a founder of Audiogenesis, President and a Director, has been an officer and director of the Company since the inception of Genesis in July 1981. During this time, Mr. DiGiralomo performed the management, sales and marketing functions with respect to occupational safety products and programs. He personally developed and sold Audiogenesis' SaveTvend(sm) program to several major pharmaceutical companies. From 1975 to 1981, Mr. DiGiralomo served as Vice President and General Manager of Guinta Associates, Inc., a sales and service organization of electronic medical instruments.
Mr. DiGiralomo formed and operated the safety division of Guinta Associates called GSP (Guinta Safety Products). This division sold occupational safety products and programs, including training to many different companies. Mr. DiGiralomo served as sales and marketing director of this division from 1975 to 1981. Prior to his position at Guinta Associates, Mr. DiGiralomo was employed for 18 months by Industrial Products Company of Langhorn, Pennsylvania, as territory manager, and was responsible for the management, sales and marketing of occupational safety products to industrial customers. Mr. DiGiralomo's territory encompassed area from the southern tip of New Jersey to the Canadian border of New York. Mr. DiGiralomo has more than 20 years of management and marketing experience. He has lectured at various trade associations and universities, and designed and authored several employee training programs. Mr. DiGiralomo is a member of the American Society of Safety Engineers.

     Barton C. Theile has served Allstates as a sales representative, operations manager, and Executive Vice President over a period of 19 years. In addition to his experience at Allstates, Mr. Theile was President of Cargo Logistics Group, LLC and has been involved in sales, marketing operations and administration in the transportation industry for over 25 years.

     Craig Stratton has been the Chief Financial Officer for Allstates since November 1997. Before joining Allstates, Mr. Stratton held, for three years, the position of Corporate Controller for Programmer's Paradise, Inc. a cataloger and distributor of technical software. Beginning in 1990, he was Controller for Baronet Corporation, an importer and distributor of leather goods accessories. In 1971, he joined the finance department of Contel IPC, a specialty telephone systems manufacturer and service provider, where he held various positions of increasing responsibility in corporate accounting, including an appointment to Assistant Controller in 1987. In 1973, Mr. Stratton received his B.S. in accounting, and in 1980 he earned his MBA. Mr. Stratton has been a CPA since 1986.


Employment Agreements have been entered into with Joseph M. Guido, Barton Theile and Sam DiGiralomo. Such employment agreements are attached as exhibits to this Form 8-K.




                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          Audiogenesis Systems, Inc.

                                          /s/ Sam DiGiralomo
DATED: September 7, 1999
                                          By: Sam DiGiralomo
                                              President

                             EXHIBIT 10.06
                         EMPLOYMENT AGREEMENT


                         JOSEPH M. GUIDO
                       EMPLOYMENT AGREEMENT

This Agreement is made this 24th day of August, 1999, between AUDIOGENESIS SYSTEMS, INC. and ALLSTATES AIR CARGO, INC., both New Jersey corporations (the "Company") and JOSEPH M. GUIDO ("Executive").

                           WITNESSETH:

The parties, for and in consideration of the mutual and reciprocal covenants and agreements contained in this document, do contract and agree as follows:

1.  TERM

The Company shall employ Executive and Executive accepts such employment for a term beginning on the date of this Agreement and ending on December 31, 2004, upon the terms and conditions set forth herein, unless earlier terminated in accordance with the provisions herein. Notwithstanding the foregoing, if this Agreement shall not have been terminated in accordance with the provisions herein on or before December 31, 2004, the remaining term of the Agreement shall be extended such that at each and every moment of time thereafter, the remaining term shall be one year unless (a) the Agreement is terminated earlier in accordance with the provisions herein or (b) on or after January 1, 2004, the Board of Directors notifies Executive in writing of its determination to have the date of this Agreement expire one year from the date of such notification.

2.  DUTIES

Executive shall be employed by Company as its Chairman. Executive shall report directly and solely to the Company's Board of Directors ("Board"). Executive shall devote his full time and best efforts to the Company.
Company agrees to nominate Executive for election to the Board as a member of the management slate at each annual meeting of stockholders during his employment hereunder at which Executive's director class comes up for election. Executive agrees to serve on the Board if elected.

3.  COMPENSATION

a. Salary. The minimum annual base salary payable to Executive upon commencement of this Agreement shall be $308,000. Executive's base salary shall increase each year (i) in accordance with any cost of living increase or (ii) at the discretion of the Board, and the increase shall be the higher of the two. Upon any such increase in Executive's base salary, such increased amount shall thereafter constitute Executive's minimum annual base salary for all purposes of this Agreement.

b. Bonus. Executive shall receive 3% of the increase of the Net Profit before taxes from the fiscal year end 1998 to the fiscal year end 1999. This bonus arrangement shall continue for Executive for each fiscal year up to and including the last fiscal year within the term of this Agreement, including any extensions as provided herein. The bonus shall be paid in cash to Executive within 30 days of the completion of the Company's year end certified financial statements. Executive shall have the right to defer up to 75% of any amount due him with respect to the bonus.

c. Common Stock and Options. Executive shall be granted stock options in accordance with the terms and conditions of the Company's Stock Option Plan. The amount of stock options granted to Executive at any given time shall be no less than 95% of the amount granted to any other individual, group, or entity. In the event that Executive chooses to exercise any of his stock options, the Company shall, to the extent permitted by law, make loans to Executive for the amount of money needed to exercise such options and these loans shall be paid back to the Company by Executive within 30 days after Executive receives the revenues from the sale of stock. At the time that the Company is permitted by law to do so, the Company shall register Executive's shares pursuant to the appropriate form of registration statement under the Securities Act of 1933 and shall maintain such registration statement's effectiveness at all required times. The Company shall pay all costs related to the registration of any and all common stock and or options for Executive.

d. Retirement. Executive shall have the right to participate in the Company's 401(k) plan and to receive, to the fullest extent, all the benefits of the plan.
e.   Health and Life Insurance.  Executive shall be enrolled in the Company's
health, dental,  prescription, and life insurance plan.   The Company shall
pay the premiums for Executive for such plans.

f. Disability. In the event that Executive should become disabled to the extent of not being able to carry out his duties as described herein, Executive shall be paid 75% of his base salary and all benefits for the full term remaining of this Agreement. Disability shall be deemed to have occurred if Executive makes application for disability benefits to the Board.

g. Use of Time. Executive shall use his sole discretion in deciding the date, frequency, and length of time required for his personal use.
Executive shall continue to receive his full benefits and compensation during this time.

h. Expense Reimbursements. Executive shall use his sole discretion with respect to the purchase of any and all equipment and/or supplies that he requires to perform his duties for the Company. The Company shall reimburse in full Executive for any of these purchases within 10 days from the date that Executive provides proof of purchase to the Company. In addition to full reimbursement of all business related expenses, including but not limited to meals, travel, lodging, auto fuel, tolls, auto insurance, motor vehicle fees, phone charges, and credit card fees, Executive shall be provided with an auto similar to Executive's current auto.
i. Financial and Tax Advice. During (i) the Period of Employment, (ii) the 12-month period following the termination of the Period of Employment as a result of Death, and (iii) the 3- year period following the voluntary termination by Executive, the Company shall provide Executive (or, if Executive shall have died, his estate) at the Company's expense, third-party professional financial and tax advisory services, primarily oriented to planning in light of Executive's entitlement to compensation and employee benefits and appropriate in light of the financial circumstances of Executive (or his estate).

4.  TAX "GROSS-UP" PROVISION

If any payment or distribution by the Company, to or for the benefit of Executive under this Agreement result in Executive's liability for an excise tax ("parachute tax") under section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), the Company will pay to Executive, after deducting any Federal, state or local income tax imposed on the payment, an amount sufficient to fully satisfy the "parachute tax" liability, including
any interest or penalties with respect to such "parachute tax."   Such
payment shall be made to Executive no later than 30 days prior to the due date of the "parachute tax."

5.  RESIDENCE

Executive shall use his sole discretion with respect to his place of residence during the term of this Agreement.

6.   LOCATION

Executive shall use his sole discretion with respect to executing his duties at a location of his choice that Executive deems to be in the best interest of the Company.

7.   EXECUTIVE ASSISTANCE

Executive shall use his sole discretion, in hiring and firing, with respect to the individual that shall assist Executive in the performance of his duties on behalf of the Company. The Company shall fully compensate Executive's assistant commensurate with the experience of the assistant. This individual will report only and directly to Executive and perform services exclusively for Executive.

8.  TERMINATION

This Agreement shall be terminated on the following terms:

a. Upon the death of Executive. In the event Executive dies while receiving his base salary, his base salary shall continue to be paid, for a period not to exceed the term of this Agreement, or for 3 years, whichever is longer, to his designated beneficiary/beneficiaries or estate.
b. Upon Change of Control. "Change of Control" shall be deemed to have occurred if at any time or from time to time after the date of this Agreement any of the following events should occur:

     i.   25% outside buy out
     ii.  Unapproved change in Board majority
     iii. Sale, liquidation, or dissolution of the Company
     iv. Merger or reorganization involving more than a 40% change in shareholders

If, within 24 months following a Change of Control, as herein defined, Executive voluntarily resigns or retires the termination shall be deemed to be a "Change of Control Termination." In the event of a Change of Control Termination, the Company shall pay to Executive a lump-sum payment of 299% of Executive's average annual Base Salary and annual Bonus during the preceding five-year period and all benefits as listed and described in Article 3 of this Agreement (Compensation) and that these benefits shall continue for an additional 5 year period. In the event that a Change of Control Termination occurs before Executive completes 5 years of service, the lump-sum payment will be valued at 299% of Executive's average annual Base Salary and annual Bonus during all years of service. Additionally, any options and/or restricted stock granted to Executive shall become fully vested and registered, according to all state and federal regulations, as of the date of Change of Control Termination. Provided further, Executive shall receive a cash payment equal to the value of any options anticipated to be granted within the 3 years following the Change of Control Termination. All the provisions of Article 4 of this Agreement (Tax "Gross-Up" Provision) shall apply to this section and to all other applicable sections throughout this Agreement.

c. Cause. "Cause" shall mean (i) willful refusal by Executive to follow a lawful written demand of the Board, (ii) Executive's willful and continued failure to perform his duties under this Agreement (except due to Executive's incapacity due to physical or mental illness) after a written demand is delivered to Executive by the Board specifically identifying the manner in which the Board believes that Executive has failed to perform his duties,
(iii) Executive's willful engagement in conduct materially injurious to the Company. For purposes of clauses (i), (ii), and (iii) of this section, no act, or failure to act on Executive's part shall be deemed "willful" unless done, or omitted to be done, by Executive not in good faith and without reasonable belief that Executive's act, or failure to act, was in the best interests of the Company.

9.  NON-COMPETE

Executive shall not willfully compete with the Company during the term of this Agreement. Competing with the Company is defined as Executive being willfully employed by a competitor of the Company during the term of this Agreement.


10.  SEVERANCE

If the Company breaches any of the terms of this Agreement or reduces Executive's title or responsibilities below Chairman, the Executive may, at his option, decide to leave the Company and be paid severance pay equal to 100% of all items in Article 3 (Compensation) including all benefits for a period of 5 years after Executive leaves the Company.

11.  PAYMENT OF LEGAL FEES

The Company shall pay all legal fees for Executive should Executive become involved in litigation, either criminal or civil, arising out of this Agreement, Executive's duties, and/or the Company's business. Executive shall have the sole right to choose the law firm that would represent him.

12.  INDEMNIFICATION

The Company shall indemnify and hold harmless Executive from any and all civil or criminal actions that may arise out of the Company's business and/or Executive's duties on behalf of himself and the Company.

13.  DISPUTE RESOLUTION

Any disputes, controversies or claims arising out of this Agreement shall be settled by arbitration in New Jersey, under the rules of the American Arbitration Association and paid for by the Company for both parties. The parties shall select one arbitrator from the panel provided by the AAA, and the arbitrator shall refer to the laws of New Jersey for interpretation and enforcement of this Agreement. Judgment may be entered in any court having jurisdiction to enforce the specific and final award or decision of the arbitrator.

14.  JURISDICTION

The Company and Executive agree to the jurisdiction and venue of the court in the county of Ocean in the state of New Jersey. The parties also agree to the jurisdiction and venue of the United States District Court for the District of New Jersey with respect to any proceedings which may arise out of this Agreement or its performance.

15.  MISCELLANEOUS PROVISIONS

a. All notices, requests, and demands given to or made upon the parties hereto shall, except as otherwise specified herein, be in writing and be delivered by fax, express delivery, in person, or mailed to any such party at the address of such party. Any party may, by notice hereunder to the other party, designate a changed address for such party. Any notice, if faxed, shall be deemed received upon confirmation of the receipt thereof; is sent by express delivery, shall be deemed received upon delivery as set forth on the express delivery receipt; if personally delivered, shall be deemed received upon delivery; and if mailed properly addressed, postage prepaid, registered or certified mail, shall be deemed dispatched on the registered date or that stamped on the certified mail receipt, and shall be deemed received the fifth business day thereafter, or when it is actually received, whichever is sooner. Attempted delivery, in person or by express delivery at the correct address, shall be deemed received on the date of such attempted delivery.
All references to hours of the day shall mean the official time in effect on the date in question in the State of New Jersey.
b. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, and legal representatives.
c. Right to Assign. Neither party shall have the right to assign this Agreement without the express written consent of the other party.

d. Captions of the sections of this Agreement are for convenience and reference only, and the words contained shall not be held to modify, amplify, or aid in the interpretation of the provisions of this Agreement.

e. This Contract may be executed in any number of counterparts, including counterparts transmitted by telecopier or FAX, any one of which shall constitute an original of this contract. When counterparts of facsimile copies have been executed by all parties, they shall have the same effect as if the signatures to each counterpart or copy were upon the same document and copies of such documents shall be deemed valid as originals. The parties agree that all such signatures may be transferred to a single document upon the request of any party.
f. This Agreement shall be deemed to be an agreement made under the laws of the State of New Jersey, and for all purposes it shall be construed in accordance with and governed by the laws of the State of New Jersey.

g. No delay or failure by a party to exercise any right under this Agreement, and no partial or single exercise of that right, shall constitute a waiver of that or any other right, unless otherwise expressly provided herein.

h. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

i. This Agreement may not be and shall not be deemed or construed to have been modified, amended, rescinded, cancelled, or waived in whole or in part, except by a written instrument signed by the parties hereto.

j. This Agreement constitutes and expresses the entire agreement and understanding between the parties hereto in reference to all the matters referred to herein, and any previous discussions, promises, representations, and understanding relative thereto are merged into the terms of this Agreement and shall have no further force and effect.

AUDIOGENESIS SYSTEMS, INC.


By:



ALLSTATES AIR CARGO, INC.


By:

Joseph M. Guido

                             EXHIBIT 10.07
                         EMPLOYMENT AGREEMENT


                         SAM  DI GIRALOMO
                       EMPLOYMENT AGREEMENT

This Agreement is made this 24th day of August, 1999, between AUDIOGENESIS SYSTEMS, INC. and ALLSTATES AIR CARGO, INC., both New Jersey corporations (the "Company") and SAM DI GIRALOMO ("Executive").

                           WITNESSETH:

The parties, for and in consideration of the mutual and reciprocal covenants and agreements contained in this document, do contract and agree as follows:

1.  TERM

The Company shall employ Executive and Executive accepts such employment for a term beginning on the date of this Agreement and ending on December 31, 2004, upon the terms and conditions set forth herein, unless earlier terminated in accordance with the provisions herein. Notwithstanding the foregoing, if this Agreement shall not have been terminated in accordance with the provisions herein on or before December 31, 2004, the remaining term of the Agreement shall be extended such that at each and every moment of time thereafter, the remaining term shall be one year unless (a) the Agreement is terminated earlier in accordance with the provisions herein or (b) on or after January 1, 2004, the Board of Directors notifies Executive in writing of its determination to have the date of this Agreement expire one year from the date of such notification.

2.  DUTIES

Executive shall be employed by Company as its President and Chief Executive Officer. Executive shall report directly and solely to the Company's Board
of Directors ("Board").   Executive shall devote his full time and best
efforts to the Company. Company agrees to nominate Executive for election to the Board as a member of the management slate at each annual meeting of stockholders during his employment hereunder at which Executive's director class comes up for election. Executive agrees to serve on the Board if elected.

3.  COMPENSATION

a. Salary. The minimum annual base salary payable to Executive upon commencement of this Agreement shall be $208,000. Executive's base salary shall increase each year (i) in accordance with any cost of living increase or (ii) at the discretion of the Board, and the increase shall be the higher of the two. Upon any such increase in Executive's base salary, such increased amount shall thereafter constitute Executive's minimum annual base salary for all purposes of this Agreement.

b. Bonus. Executive shall receive 3% of the increase of the Net Profit before taxes from the fiscal year end 1998 to the fiscal year end 1999. This bonus arrangement shall continue for Executive for each fiscal year up to and including the last fiscal year within the term of this Agreement, including any extensions as provided herein. The bonus shall be paid in cash to Executive within 30 days of the completion of the Company's year end certified financial statements. Executive shall have the right to defer up to 75% of any amount due him with respect to the bonus.

c. Royalties. Executive shall continue to receive his royalty income weekly from all existing Site Licensing Agreements. Furthermore, Executive shall be a party to all future Site Licensing Agreements and continue to receive his royalty income as provided for in each of the Site Licensing Agreements. This Agreement shall in no way change any of the terms or provisions of the Site Licensing Agreements of which Executive is party to.
d. Common Stock and Options. Executive shall be granted stock options in accordance with the terms and conditions of the Company's Stock Option Plan. The amount of stock options granted to Executive at any given time shall be no less than 95% of the amount granted to any other individual, group, or entity. In the event that Executive chooses to exercise any of his stock options, the Company shall, to the extent permitted by law, make loans to Executive for the amount of money needed to exercise such options and these loans shall be paid back to the Company by Executive within 30 days after Executive receives the revenues from the sale of stock. At the time that the Company is permitted by law to do so, the Company shall register Executive's shares pursuant to the appropriate form of registration statement under the Securities Act of 1933 and shall maintain such registration statement's effectiveness at all required times. The Company shall pay all costs related to the registration of any and all common stock and or options for Executive.

e. Retirement. Executive shall have the right to participate in the Company's 401(k) plan and to receive, to the fullest extent, all the benefits of the plan.
f.   Health and Life Insurance.  Executive shall be enrolled in the Company's
health, dental,  prescription, and life insurance plan.   The Company shall
pay the premiums for Executive for such plans.

g. Disability. In the event that Executive should become disabled to the extent of not being able to carry out his duties as described herein, Executive shall be paid 75% of his base salary and all benefits for the full term remaining of this Agreement. Disability shall be deemed to have occurred if Executive makes application for disability benefits to the Board.

h. Use of Time. Executive shall use his sole discretion in deciding the date, frequency, and length of time required for his personal use.
Executive shall continue to receive his full benefits and compensation during this time.

i. Expense Reimbursements. Executive shall use his sole discretion with respect to the purchase of any and all equipment and/or supplies that he requires to perform his duties for the Company. The Company shall reimburse in full Executive for any of these purchases within 10 days from the date that Executive provides proof of purchase to the Company. In addition to full reimbursement of all business related expenses, including but not limited to meals, travel, lodging, auto fuel, tolls, auto insurance, motor vehicle fees, phone charges, and credit card fees, Executive shall receive $500. per month for use of auto.

j. Financial and Tax Advice. During (i) the Period of Employment, (ii) the 12-month period following the termination of the Period of Employment as a result of Death, and (iii) the 3- year period following the voluntary termination by Executive, the Company shall provide Executive (or, if Executive shall have died, his estate) at the Company's expense, third-party professional financial and tax advisory services, primarily oriented to planning in light of Executive's entitlement to compensation and employee benefits and appropriate in light of the financial circumstances of Executive (or his estate).

4.  TAX "GROSS-UP" PROVISION

If any payment or distribution by the Company, to or for the benefit of Executive under this Agreement result in Executive's liability for an excise tax ("parachute tax") under section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), the Company will pay to Executive, after deducting any Federal, state or local income tax imposed on the payment, an amount sufficient to fully satisfy the "parachute tax" liability, including
any interest or penalties with respect to such "parachute tax."   Such
payment shall be made to Executive no later than 30 days prior to the due date of the "parachute tax."

5.  RESIDENCE

Executive shall use his sole discretion with respect to his place of residence during the term of this Agreement.

6.   LOCATION

Executive shall use his sole discretion with respect to executing his duties at a location of his choice that Executive deems to be in the best interest of the Company.

7.   EXECUTIVE ASSISTANCE

Executive shall use his sole discretion, in hiring and firing, with respect to the individual that shall assist Executive in the performance of his duties on behalf of the Company. The Company shall fully compensate Executive's assistant commensurate with the experience of the assistant. This individual will report only and directly to Executive and perform services exclusively for Executive. This individual will also oversee shareholder relations, stock transfers, shareholder records, news releases, and perform other shareholder functions required by a public company.

8.  TERMINATION

This Agreement shall be terminated on the following terms:

a. Upon the death of Executive. In the event Executive dies while receiving his base salary, his base salary shall continue to be paid, for a period not to exceed the term of this Agreement, or for 3 years, whichever is longer, to his designated beneficiary/beneficiaries or estate.
b. Upon Change of Control. "Change of Control" shall be deemed to have occurred if at any time or from time to time after the date of this Agreement any of the following events should occur:

     I.   25% outside buy out
     ii.  Unapproved change in Board majority
     iii. Sale, liquidation, or dissolution of the Company
      iv. Merger or reorganization involving more than a 40% change in shareholders
If, within 24 months following a Change of Control, as herein defined, Executive voluntarily resigns or retires the termination shall be deemed to be a "Change of Control Termination." In the event of a Change of Control Termination, the Company shall pay to Executive a lump-sum payment of 299% of Executive's average annual Base Salary and annual Bonus during the preceding five-year period and all benefits as listed and described in Article 3 of this Agreement (Compensation) and that these benefits shall continue for an additional 5 year period. In the event that a Change of Control Termination occurs before Executive completes 5 years of service, the lump-sum payment will be valued at 299% of Executive's average annual Base Salary and annual Bonus during all years of service. Additionally, any options and/or restricted stock granted to Executive shall become fully vested and registered, according to all state and federal regulations, as of the date of Change of Control Termination. Provided further, Executive shall receive a cash payment equal to the value of any options anticipated to be granted within the 3 years following the Change of Control Termination. All the provisions of Article 4 of this Agreement (Tax "Gross-Up" Provision) shall apply to this section and to all other applicable sections throughout this Agreement.

c. Cause. "Cause" shall mean (i) willful refusal by Executive to follow a lawful written demand of the Board, (ii) Executive's willful and continued failure to perform his duties under this Agreement (except due to Executive's incapacity due to physical or mental illness) after a written demand is delivered to Executive by the Board specifically identifying the manner in which the Board believes that Executive has failed to perform his duties,
(iii) Executive's willful engagement in conduct materially injurious to the Company. For purposes of clauses (i), (ii), and (iii) of this section, no act, or failure to act on Executive's part shall be deemed "willful" unless done, or omitted to be done, by Executive not in good faith and without reasonable belief that Executive's act, or failure to act, was in the best interests of the Company.

9.  NON-COMPETE

Executive shall not willfully compete with the Company during the term of this Agreement. Competing with the Company is defined as Executive being willfully employed by a competitor of the Company during the term of this Agreement.

10.  SEVERANCE

If the Company breaches any of the terms of this Agreement or reduces Executive's title or responsibilities below President/CEO, the Executive may, at his option, decide to leave the Company and be paid severance pay equal to 100% of all items in Article 3 (Compensation) including all benefits for a period of 5 years after Executive leaves the Company.

11.  PAYMENT OF LEGAL FEES

The Company shall pay all legal fees for Executive should Executive become involved in litigation, either criminal or civil, arising out of this Agreement, Executive's duties, and/or the Company's business. Executive shall have the sole right to choose the law firm that would represent him.

12.  INDEMNIFICATION

The Company shall indemnify and hold harmless Executive from any and all civil or criminal actions that may arise out of the Company's business and/or Executive's duties on behalf of himself and the Company.

13.  DISPUTE RESOLUTION

Any disputes, controversies or claims arising out of this Agreement shall be settled by arbitration in New Jersey, under the rules of the American Arbitration Association and paid for by the Company for both parties. The parties shall select one arbitrator from the panel provided by the AAA, and the arbitrator shall refer to the laws of New Jersey for interpretation and enforcement of this Agreement. Judgment may be entered in any court having jurisdiction to enforce the specific and final award or decision of the arbitrator.

14.  JURISDICTION

The Company and Executive agree to the jurisdiction and venue of the court in the county of Ocean in the state of New Jersey. The parties also agree to the jurisdiction and venue of the United States District Court for the District of New Jersey with respect to any proceedings which may arise out of this Agreement or its performance.

15.  MISCELLANEOUS PROVISIONS

a. All notices, requests, and demands given to or made upon the parties hereto shall, except as otherwise specified herein, be in writing and be delivered by fax, express delivery, in person, or mailed to any such party at the address of such party. Any party may, by notice hereunder to the other party, designate a changed address for such party. Any notice, if faxed, shall be deemed received upon confirmation of the receipt thereof; is sent by express delivery, shall be deemed received upon delivery as set forth on the express delivery receipt; if personally delivered, shall be deemed received upon delivery; and if mailed properly addressed, postage prepaid, registered or certified mail, shall be deemed dispatched on the registered date or that stamped on the certified mail receipt, and shall be deemed received the fifth business day thereafter, or when it is actually received, whichever is sooner. Attempted delivery, in person or by express delivery at the correct address, shall be deemed received on the date of such attempted delivery.
All references to hours of the day shall mean the official time in effect on the date in question in the State of New Jersey.
b. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, and legal representatives.
c. Right to Assign. Neither party shall have the right to assign this Agreement without the express written consent of the other party.

d. Captions of the sections of this Agreement are for convenience and reference only, and the words contained shall not be held to modify, amplify, or aid in the interpretation of the provisions of this Agreement.

e. This Contract may be executed in any number of counterparts, including counterparts transmitted by telecopier or FAX, any one of which shall constitute an original of this contract. When counterparts of facsimile copies have been executed by all parties, they shall have the same effect as if the signatures to each counterpart or copy were upon the same document and copies of such documents shall be deemed valid as originals. The parties agree that all such signatures may be transferred to a single document upon the request of any party.
f. This Agreement shall be deemed to be an agreement made under the laws of the State of New Jersey, and for all purposes it shall be construed in accordance with and governed by the laws of the State of New Jersey.

g. No delay or failure by a party to exercise any right under this Agreement, and no partial or single exercise of that right, shall constitute a waiver of that or any other right, unless otherwise expressly provided herein.

h. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

i. This Agreement may not be and shall not be deemed or construed to have been modified, amended, rescinded, cancelled, or waived in whole or in part, except by a written instrument signed by the parties hereto.

j. This Agreement constitutes and expresses the entire agreement and understanding between the parties hereto in reference to all the matters referred to herein, and any previous discussions, promises, representations, and understanding relative thereto are merged into the terms of this Agreement and shall have no further force and effect.

AUDIOGENESIS SYSTEMS, INC.


By:



ALLSTATES AIR CARGO, INC.


By:  Sam Di Giralomo

                             EXHIBIT 10.08
                         EMPLOYMENT AGREEMENT


                         BARTON C. THEILE
                       EMPLOYMENT AGREEMENT

This Agreement is made this 24th day of August, 1999, between AUDIOGENESIS SYSTEMS, INC. and ALLSTATES AIR CARGO, INC., both New Jersey corporations (the "Company") and BARTON C. THEILE ("Executive").

                           WITNESSETH:

The parties, for and in consideration of the mutual and reciprocal covenants and agreements contained in this document, do contract and agree as follows:

1.  TERM

The Company shall employ Executive and Executive accepts such employment for a term beginning on the date of this Agreement and ending on December 31, 2004, upon the terms and conditions set forth herein, unless earlier terminated in accordance with the provisions herein. Notwithstanding the foregoing, if this Agreement shall not have been terminated in accordance with the provisions herein on or before December 31, 2004, the remaining term of the Agreement shall be extended such that at each and every moment of time thereafter, the remaining term shall be one year unless (a) the Agreement is terminated earlier in accordance with the provisions herein or (b) on or after January 1, 2004, the Board of Directors notifies Executive in writing of its determination to have the date of this Agreement expire one year from the date of such notification.

2.  DUTIES

Executive shall be employed by Company as its Executive Vice President and Chief Operating Officer. Executive shall report directly and solely to the Company's Board of Directors ("Board"). Executive shall devote his full time and best efforts to the Company. Company agrees to nominate Executive for election to the Board as a member of the management slate at each annual meeting of stockholders during his employment hereunder at which Executive's director class comes up for election. Executive agrees to serve on the Board if elected.

3.  COMPENSATION

a. Salary. The minimum annual base salary payable to Executive upon commencement of this Agreement shall be $207,922. Executive's base salary shall increase each year (i) in accordance with any cost of living increase or (ii) at the discretion of the Board, and the increase shall be the higher of the two. Upon any such increase in Executive's base salary, such increased amount shall thereafter constitute Executive's minimum annual base salary for all purposes of this Agreement.

b. Bonus. Executive shall receive 3% of the increase of the Net Profit before taxes from the fiscal year end 1998 to the fiscal year end 1999. This bonus arrangement shall continue for Executive for each fiscal year up to and including the last fiscal year within the term of this Agreement, including any extensions as provided herein. The bonus shall be paid in cash to Executive within 30 days of the completion of the Company's year end certified financial statements. Executive shall have the right to defer up to 75% of any amount due him with respect to the bonus.

c. Commissions. Executive shall continue to receive his commission income from GTD Trucking Division. Executive shall continue to receive 33% of GTD's profits after all expenses have been deducted.

d. Common Stock and Options. Executive shall be granted stock options in accordance with the terms and conditions of the Company's Stock Option Plan. The amount of stock options granted to Executive at any given time shall be no less than 95% of the amount granted to any other individual, group, or entity. In the event that Executive chooses to exercise any of his stock options, the Company shall, to the extent permitted by law, make loans to Executive for the amount of money needed to exercise such options and these loans shall be paid back to the Company by Executive within 30 days after Executive receives the revenues from the sale of stock. At the time that the Company is permitted by law to do so, the Company shall register Executive's shares pursuant to the appropriate form of registration statement under the Securities Act of 1933 and shall maintain such registration statement's effectiveness at all required times. The Company shall pay all costs related to the registration of any and all common stock and or options for Executive.

e. Retirement. Executive shall have the right to participate in the Company's 401(k) plan and to receive, to the fullest extent, all the benefits of the plan.
f.   Health and Life Insurance.  Executive shall be enrolled in the Company's
health, dental,  prescription, and life insurance plan.   The Company shall
pay the premiums for Executive for such plans.

g. Disability. In the event that Executive should become disabled to the extent of not being able to carry out his duties as described herein, Executive shall be paid 75% of his base salary and all benefits for the full term remaining of this Agreement. Disability shall be deemed to have occurred if Executive makes application for disability benefits to the Board.

h. Use of Time. Executive shall use his sole discretion in deciding the date, frequency, and length of time required for his personal use.
Executive shall continue to receive his full benefits and compensation during this time.

i. Expense Reimbursements. Executive shall use his sole discretion with respect to the purchase of any and all equipment and/or supplies that he requires to perform his duties for the Company. The Company shall reimburse in full Executive for any of these purchases within 10 days from the date that Executive provides proof of purchase to the Company. In addition to full reimbursement of all business related expenses, including but not limited to meals, travel, lodging, auto fuel, tolls, auto insurance, motor vehicle fees, phone charges, and credit card fees, Executive shall be provided with an auto similar to Executive's current auto.
j. Financial and Tax Advice. During (i) the Period of Employment, (ii) the 12-month period following the termination of the Period of Employment as a result of Death, and (iii) the 3- year period following the voluntary termination by Executive, the Company shall provide Executive (or, if Executive shall have died, his estate) at the Company's expense, third-party professional financial and tax advisory services, primarily oriented to planning in light of Executive's entitlement to compensation and employee benefits and appropriate in light of the financial circumstances of Executive (or his estate).

4.  TAX "GROSS-UP" PROVISION

If any payment or distribution by the Company, to or for the benefit of Executive under this Agreement result in Executive's liability for an excise tax ("parachute tax") under section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), the Company will pay to Executive, after deducting any Federal, state or local income tax imposed on the payment, an amount sufficient to fully satisfy the "parachute tax" liability, including
any interest or penalties with respect to such "parachute tax."   Such
payment shall be made to Executive no later than 30 days prior to the due date of the "parachute tax."

5.  RESIDENCE

Executive shall use his sole discretion with respect to his place of residence during the term of this Agreement.

6.   LOCATION

Executive shall use his sole discretion with respect to executing his duties at a location of his choice that Executive deems to be in the best interest of the Company.

7.   EXECUTIVE ASSISTANCE

Executive shall use his sole discretion, in hiring and firing, with respect to the individual that shall assist Executive in the performance of his duties on behalf of the Company. The Company shall fully compensate Executive's assistant commensurate with the experience of the assistant. This individual will report only and directly to Executive and perform services exclusively for Executive.

8.  TERMINATION

This Agreement shall be terminated on the following terms:
a. Upon the death of Executive. In the event Executive dies while receiving his base salary, his base salary shall continue to be paid, for a period not to exceed the term of this Agreement, or for 3 years, whichever is longer, to his designated beneficiary/beneficiaries or estate.
b. Upon Change of Control. "Change of Control" shall be deemed to have occurred if at any time or from time to time after the date of this Agreement any of the following events should occur:

     i.   25% outside buy out
     ii.  Unapproved change in Board majority
     iii. Sale, liquidation, or dissolution of the Company
     iv. Merger or reorganization involving more than a 40% change in shareholders
If, within 24 months following a Change of Control, as herein defined, Executive voluntarily resigns or retires the termination shall be deemed to be a "Change of Control Termination." In the event of a Change of Control Termination, the Company shall pay to Executive a lump-sum payment of 299% of Executive's average annual Base Salary and annual Bonus during the preceding five-year period and all benefits as listed and described in Article 3 of this Agreement (Compensation) and that these benefits shall continue for an additional 5 year period. In the event that a Change of Control Termination occurs before Executive completes 5 years of service, the lump-sum payment will be valued at 299% of Executive's average annual Base Salary and annual Bonus during all years of service. Additionally, any options and/or restricted stock granted to Executive shall become fully vested and registered, according to all state and federal regulations, as of the date of Change of Control Termination. Provided further, Executive shall receive a cash payment equal to the value of any options anticipated to be granted within the 3 years following the Change of Control Termination. All the provisions of Article 4 of this Agreement (Tax "Gross-Up" Provision) shall apply to this section and to all other applicable sections throughout this Agreement.

c. Cause. "Cause" shall mean (i) willful refusal by Executive to follow a lawful written demand of the Board, (ii) Executive's willful and continued failure to perform his duties under this Agreement (except due to Executive's incapacity due to physical or mental illness) after a written demand is delivered to Executive by the Board specifically identifying the manner in which the Board believes that Executive has failed to perform his duties,
(iii) Executive's willful engagement in conduct materially injurious to the Company. For purposes of clauses (i), (ii), and (iii) of this section, no act, or failure to act on Executive's part shall be deemed "willful" unless done, or omitted to be done, by Executive not in good faith and without reasonable belief that Executive's act, or failure to act, was in the best interests of the Company.

9.  NON-COMPETE

Executive shall not willfully compete with the Company during the term of this Agreement. Competing with the Company is defined as Executive being willfully employed by a competitor of the Company during the term of this Agreement.

10.  SEVERANCE

If the Company breaches any of the terms of this Agreement or reduces Executive's title or responsibilities below Executive Vice President/COO, the Executive may, at his option, decide to leave the Company and be paid severance pay equal to 100% of all items in Article 3 (Compensation) including all benefits for a period of 5 years after Executive leaves the Company.

11.  PAYMENT OF LEGAL FEES

The Company shall pay all legal fees for Executive should Executive become involved in litigation, either criminal or civil, arising out of this Agreement, Executive's duties, and/or the Company's business. Executive shall have the sole right to choose the law firm that would represent him.

12.  INDEMNIFICATION

The Company shall indemnify and hold harmless Executive from any and all civil or criminal actions that may arise out of the Company's business and/or Executive's duties on behalf of himself and the Company.

13.  DISPUTE RESOLUTION

Any disputes, controversies or claims arising out of this Agreement shall be settled by arbitration in New Jersey, under the rules of the American Arbitration Association and paid for by the Company for both parties. The parties shall select one arbitrator from the panel provided by the AAA, and the arbitrator shall refer to the laws of New Jersey for interpretation and enforcement of this Agreement. Judgment may be entered in any court having jurisdiction to enforce the specific and final award or decision of the arbitrator.

14.  JURISDICTION

The Company and Executive agree to the jurisdiction and venue of the court in the county of Ocean in the state of New Jersey. The parties also agree to the jurisdiction and venue of the United States District Court for the District of New Jersey with respect to any proceedings which may arise out of this Agreement or its performance.

15.  MISCELLANEOUS PROVISIONS

a. All notices, requests, and demands given to or made upon the parties hereto shall, except as otherwise specified herein, be in writing and be delivered by fax, express delivery, in person, or mailed to any such party at the address of such party. Any party may, by notice hereunder to the other party, designate a changed address for such party. Any notice, if faxed, shall be deemed received upon confirmation of the receipt thereof; is sent by express delivery, shall be deemed received upon delivery as set forth on the express delivery receipt; if personally delivered, shall be deemed received upon delivery; and if mailed properly addressed, postage prepaid, registered or certified mail, shall be deemed dispatched on the registered date or that stamped on the certified mail receipt, and shall be deemed received the fifth business day thereafter, or when it is actually received, whichever is sooner. Attempted delivery, in person or by express delivery at the correct address, shall be deemed received on the date of such attempted delivery.
All references to hours of the day shall mean the official time in effect on the date in question in the State of New Jersey.
b. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, and legal representatives.
c. Right to Assign. Neither party shall have the right to assign this Agreement without the express written consent of the other party.

d. Captions of the sections of this Agreement are for convenience and reference only, and the words contained shall not be held to modify, amplify, or aid in the interpretation of the provisions of this Agreement.

e. This Contract may be executed in any number of counterparts, including counterparts transmitted by telecopier or FAX, any one of which shall constitute an original of this contract. When counterparts of facsimile copies have been executed by all parties, they shall have the same effect as if the signatures to each counterpart or copy were upon the same document and copies of such documents shall be deemed valid as originals. The parties agree that all such signatures may be transferred to a single document upon the request of any party.
f. This Agreement shall be deemed to be an agreement made under the laws of the State of New Jersey, and for all purposes it shall be construed in accordance with and governed by the laws of the State of New Jersey.

g. No delay or failure by a party to exercise any right under this Agreement, and no partial or single exercise of that right, shall constitute a waiver of that or any other right, unless otherwise expressly provided herein.

h. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

i. This Agreement may not be and shall not be deemed or construed to have been modified, amended, rescinded, cancelled, or waived in whole or in part, except by a written instrument signed by the parties hereto.

j. This Agreement constitutes and expresses the entire agreement and understanding between the parties hereto in reference to all the matters referred to herein, and any previous discussions, promises, representations, and understanding relative thereto are merged into the terms of this Agreement and shall have no further force and effect.

AUDIOGENESIS SYSTEMS, INC.


By:



ALLSTATES AIR CARGO, INC.


By: Barton C. Theile